UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2022

Date of reporting period:  June 30, 2022

Item 1. Reports to Stockholders.

(a)

DAVIDSON MULTI-CAP EQUITY FUND

ANNUAL REPORT

For the year ended

June 30, 2022

Dear Shareholder:

It has truly been a tale of two markets over the twelve months ending June 30, 2022. What was shaping up to be a continuation of the incredibly strong equity market experienced in the back half of 2020 and throughout 2021 abruptly reversed and sent investors reeling over the last six months. Top of mind for both investors and consumers has been inflation. With consistently high year-over-year price increases on everything from gas to food to lodging to everyday goods, investors have come to expect that the Federal Reserve (“the Fed”) will continue their aggressive raising of interest rates and monetary tightening to combat these inflationary pressures. As a result, higher-valuation stocks and other assets that enjoyed strong performance in the year prior have corrected dramatically, and the broader equity markets have fallen as well. Unlike past market corrections, there has been nowhere to hide for investors, as the bond market has also experienced one of the worst 6 month periods in recent memory.

In sharp contrast to last year’s annual report, things feel tenuous. However, our team notes a number of reasons for optimism for the long-term investor. First, the U.S. consumer remains in good shape; unemployment remains exceptionally low, and consumer balance sheets appear strong. Second, the global economy appears to be finding its footing out of the long shadow of COVID-19 related shutdowns (with some exceptions, such as in China). Supply chains are beginning to show signs of normalizing, and despite a war in Ukraine, many are optimistic about global trade resuming a more normal order in the coming months. Finally, this equity market correction has both lowered market multiples to levels more consistent with long-term averages and reset the valuations on (and hence created opportunities to invest in) many companies we have long followed and admired but believed were too expensive at former prices. We believe both of these factors bode well for long-term investors in the Fund.

Looking ahead, we will be paying close attention to the ongoing inflationary pressures in the economy, the Fed’s monetary response, and the ability of corporations to continue to grow and produce earnings in this unstable environment. While market sentiment is currently low, we will also be looking for opportunities to allocate into stocks of companies that appear oversold or undervalued from a long-term perspective. While we are cognizant that more things can happen than will happen, we believe uncertain and choppy markets provide opportunities for active managers to add value for clients.

Our team continues to believe in the value of a consistent and risk-aware approach to portfolio construction, and we appreciate our shareholders’ continued trust in our approach. At Davidson Funds, we remain committed to aligning ourselves with our clients by taking a long-term approach to investing and seeking fundamentally sound companies with solid balance sheets as well as good growth potential.

PERFORMANCE OVERVIEW

The S&P Composite 1500® Index, the benchmark for the Davidson Multi-Cap Equity Fund, finished the twelve month period ended June 30, 2022 down -11.02%. The Class A shares of the Fund returned -11.32% on a fully-loaded basis and -8.10% on a no-load* basis during the twelve month period ended June 30, 2022; the Class I shares generated a total return of -7.87% over the same time period.

The Communication Services sector was the Fund’s primary contributor to performance; within this sector, T-Mobile US, Inc. was a stand-out performer. The company reported favorable earnings and guided to improved average revenue per user (ARPU) relative to analyst expectations; additionally, the outlook for 5G subscriber growth in the second half of 2022 looks attractive. Information Technology sector holdings Fortinet, Inc. (“Fortinet”) and Arista Networks, Inc. (“Arista”) were also additive to relative performance. Regarding Fortinet, the company reported results well above expectations on revenue, billings, and earnings due to rising demand in a heightened digital threat environment. Arista has been able to manage supply chain issues well by stocking up on inventory; the company also saw strong demand from all end-markets. Finally, within the Health Care sector, shares of Vertex Pharmaceuticals, Inc. (“Vertex”) and Cerner Corp. (“Cerner”) performed well. Vertex reported results that exceeded expectations and cited promising pipeline results. Shares of Cerner jumped on December’s news that Oracle agreed to acquire the company for $95/share in cash; the transaction was completed in June.

The Consumer Discretionary sector was the Fund’s primary detractor from performance; within this sector, shares of Aptiv PLC (“Aptiv”) and EBay, Inc. (“EBay”) were lackluster. Aptiv struggled after announcing a large ($4.3 Billion) acquisition of Wind River software, as well as concerns regarding pressure from supply chain issues. EBay underperformed due to weak online shopping trends and the company’s strategy transition to focus on its most active buyers and categories. Financials sector holding Citigroup Inc. also detracted from performance; management announced that business transformation expenses will be higher and more front-end loaded than expected, and that the turnaround will take longer than originally anticipated. Within the Consumer Staples sector, shares of Walmart, Inc. performed poorly. The company reported disappointing quarterly earnings due to weak general merchandise sales; high inflation is forcing customers to focus their spending on food and other necessities, and not on general merchandise.

MARKET PERSPECTIVE

While the consumer is still in a strong position by most indicators such as debt obligations, household savings and strong employment, inflation appears to be negatively affecting consumer confidence and sentiment. By some measures, such as the University of Michigan Consumer Sentiment Survey, sentiment is worse now than it was in the depths of the global financial crisis. While sentiment is poor, the reality is (at least for now) consumers are still spending, albeit with some signs of that beginning to soften.

Equity market declines year-to-date, in our view, demonstrate the impact rising interest rates have on valuation and asset prices. For the last decade, many market participants have had a long-held view that interest rates and inflation would continue to be lower for longer given global demographic trends, debt levels, globalization and impact from technology. However, inflation now appears to be much more broad based and stickier than many previously thought, which suggests structurally higher interest rate levels. While we see some signs that the pandemic-induced supply shocks are easing, other inflationary trends from areas like energy, labor, food, geopolitical and housing may prove to be longer-lasting. While much of commentary in the news is about high current inflation, several longer-term market-based inflation indicators reflect levels closer to historical averages and the Fed’s own target, which implies the market does believe inflation will normalize over time. Only time will tell if the current level of inflation normalizes because the Fed is able to navigate a soft landing in the economy, or if a recession is required to bring demand down to more sustainable levels.

The current environment remains uncertain, but we feel with uncertain times comes opportunity. We believe having broad diversification and a risk management discipline in this environment is extremely important. Previously, the Fund had a barbell structure, being more overweight some defensive sectors and economically sensitive sectors. At this stage, we have normalized that to some degree, as many defensive sectors have become more expensive and we’ve opportunistically added to other sectors that have been under pressure. From a factor positioning perspective, we continue to be overweight value, but not to the degree the portfolio has been over the last several quarters. We’ve begun to see some opportunities to add higher growth companies to the portfolio at more reasonable valuations, which has increased the portfolio’s growth factor exposure.

IN CLOSING

We would like to take this opportunity to thank you again for your trust you have placed in us; the continued support of our shareholders truly remains our greatest asset. As always, please feel free to contact us with any questions or comments you may have.

Sincerely,

Andrew I. Davidson

President

Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in exchange-traded funds (“ETFs”), are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P Composite 1500® Index combines three leading indices, the S&P 500®, the S&P MidCap 400® and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradeable stocks. One cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of the Fund’s future performance.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

*The no-load basis refers to the performance with front-end and back-end sales loads waived. The fully-loaded returns reflect a 3.5% sales load for the A shares.

Davidson Investment Advisors, Inc. is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

 Davidson Multi-Cap Equity Fund

EXPENSE EXAMPLE at June 30, 2022 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A and Class I at the beginning of the period and held for the entire period (1/1/22 – 6/30/22).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/22	6/30/22	1/1/22 - 6/30/22
Actual	$ 1,000.00	$ 840.90	$ 5.25
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.09	$ 5.76

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund

EXPENSE EXAMPLE at June 30, 2022 (Unaudited), Continued

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/22	6/30/22	1/1/22 - 6/30/22
Actual	$ 1,000.00	$ 842.00	$ 4.11
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.33	$ 4.51

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund

Comparison of the change in value of a hypothetical $10,000 investment in the

Davidson Multi-Cap Equity Fund - Class A vs. the S&P Composite 1500® Index.

Average Annual Total Return:	1 Year	5 Years	10 Years	Since Inception (10/30/2013)
Class A (with sales load)	-11.32%	10.39%	11.92%	—
Class A (without sales load)	-8.10%	11.18%	12.32%	—
Class I	-7.87%	11.46%	—	10.50%
S&P Composite 1500® Index	-11.02%	10.92%	12.79%	11.06%

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.50% front-end sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within seven calendar days, or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P Composite 1500® Index combines the S&P 500® Index, the S&P MidCap 400® Index, and the S&P SmallCap 600® Index. The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market. The S&P MidCap 400® Index is an unmanaged index considered representative of mid-sized U.S. companies. The S&P SmallCap 600® Index is a market-value weighted index considered representative of small-cap U.S. stocks.

Davidson Multi-Cap Equity Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at June 30, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022

Shares	COMMON STOCKS - 94.73%	Value

	Aerospace & Defense - 2.15%
24,911	Raytheon Technologies Corp.	$2,394,196

	Air Freight & Logistics - 2.24%
11,028	Fedex Corp.	2,500,158

	Auto Components - 1.94%
24,278	Aptiv PLC (a)(b)	2,162,442

	Banks - 6.36%
48,948	Citigroup, Inc.	2,251,118
115,710	First Foundation, Inc.	2,369,741
17,083	First Republic Bank	2,463,369
		7,084,228

	Beverages - 1.84%
12,284	PepsiCo, Inc.	2,047,251

	Biotechnology - 2.90%
11,480	Vertex Pharmaceuticals, Inc. (a)	3,234,949

	Capital Markets - 2.51%
9,421	Goldman Sachs Group, Inc.	2,798,225

	Chemicals - 3.71%
27,986	Corteva, Inc.	1,515,162
43,433	HB Fuller Co.	2,615,101
		4,130,263

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares	COMMON STOCKS - 94.73%, continued	Value

	Communications Equipment - 1.70%
20,235	Arista Networks, Inc. (a)	$1,896,829

	Electric Utilities - 1.50%
36,869	Exelon Corp.	1,670,903

	Electrical Equipment - 2.14%
18,960	Eaton Corp. PLC (b)	2,388,770

	Entertainment - 2.37%
21,747	Electronic Arts, Inc.	2,645,523

	Food & Staples Retailing - 3.99%
86,099	Sprouts Farmers Market, Inc. (a)	2,180,027
18,659	Walmart, Inc.	2,268,561
		4,448,588

	Health Care Equipment & Supplies - 5.42%
7,798	Align Technology, Inc. (a)	1,845,553
9,485	Becton, Dickinson & Co.	2,338,337
20,635	Medtronic PLC (b)	1,851,991
		6,035,881

	Health Care Providers & Services - 4.08%
10,425	Cigna Corp.	2,747,196
7,657	Laboratory Corp. of America Holdings	1,794,495
		4,541,691

	Hotels, Restaurants & Leisure - 1.91%
27,832	Starbucks Corp.	2,126,087

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares	COMMON STOCKS - 94.73%, continued	Value

	Industrial Conglomerates - 1.58%
10,140	Honeywell International, Inc.	$1,762,433

	Insurance - 2.10%
20,119	Progressive Corp.	2,339,236

	Interactive Media & Services - 3.86%
1,967	Alphabet, Inc. - Class C (a)(c)	4,302,714

	Internet & Direct Marketing Retail - 4.35%
34,500	Amazon.com, Inc. (a)	3,664,245
28,490	eBay, Inc.	1,187,178
		4,851,423
	IT Services - 3.95%
22,960	Fidelity National Information Services, Inc.	2,104,743
11,663	Visa, Inc. - Class A	2,296,328
		4,401,071

	Machinery - 2.00%
31,573	Otis Worldwide Corp.	2,231,264

	Multi-Utilities - 1.46%
10,855	Sempra Energy	1,631,181

	Oil, Gas & Consumable Fuels - 4.00%
17,725	Chevron Corp.	2,566,226
17,173	EOG Resources, Inc.	1,896,586
		4,462,812

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

Shares	COMMON STOCKS - 94.73%, continued	Value

	Pharmaceuticals - 2.18%
31,562	Bristol-Myers Squibb Co.	$2,430,274

	Semiconductors & Semiconductor Equipment - 1.48%
11,761	Silicon Laboratories, Inc. (a)	1,649,127

	Software - 11.86%
38,475	Fortinet, Inc. (a)	2,176,916
5,674	Intuit, Inc.	2,186,987
17,021	Microsoft Corp.	4,371,503
14,635	Salesforce, Inc. (a)	2,415,360
23,373	Splunk, Inc. (a)	2,067,576
		13,218,342

	Technology Hardware, Storage & Peripherals - 4.13%
33,622	Apple, Inc.	4,596,800

	Textiles, Apparel & Luxury Goods - 1.69%
65,555	Gildan Activewear, Inc. (b)	1,886,673

	Wireless Telecommunication Services - 3.33%
27,539	T-Mobile US, Inc. (a)	3,705,097

	TOTAL COMMON STOCKS (Cost $71,231,064)	105,574,431

	REITs - 3.26%
11,936	Camden Property Trust	1,605,153
47,393	CubeSmart	2,024,629
	TOTAL REITs (Cost $2,047,729)	3,629,782

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2022, Continued

	MONEY MARKET FUND - 2.50%	Value
2,791,681	First American Government Obligations Fund, Class X, 1.29% (d)	$2,791,681
	TOTAL MONEY MARKET FUND (Cost $2,791,681)	2,791,681

	Total Investments in Securities (Cost $76,070,474) - 100.49%	111,995,894
	Liabilities in Excess of Other Assets - (0.49)%	(545,887)
	NET ASSETS - 100.00%	$111,450,007

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Non-voting shares.
(d)	Rate shown is the 7-day annualized yield as of June 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2022

ASSETS:
Investments in securities, at value (identified cost $76,070,474)	$111,995,894
Receivables
Fund shares sold	13,414
Dividends and interest	87,357
Prepaid expenses	25,736
Total assets	112,122,401
LIABILITIES:
Payables
Fund shares redeemed	491,097
Advisory fee (Note 4)	47,325
12b-1 distribution fees - Class A	44,307
Administration fees	31,069
Audit fees	22,500
Fund accounting fees	13,140
Transfer agent fees and expenses	12,797
Custody fees	3,269
Shareholder reporting	2,557
Chief Compliance Officer fees	2,500
Legal fees	602
Trustee fees and expenses	502
Other expenses	729
Total liabilities	672,394

NET ASSETS	$111,450,007
COMPONENTS OF NET ASSETS:
Paid-in capital	$67,268,853
Total distributable earnings	44,181,154
Net assets	$111,450,007

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2022

CALCULATION OF NET ASSET VALUE PER SHARE:
Class A
Net assets applicable to shares outstanding	$65,142,962
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,355,765
Net asset value and redemption price per share (1)	$27.65
Maximum offering price per share (Net asset value per share divided by 96.50%)	$28.65

Class I
Net assets applicable to shares outstanding	$46,307,045
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,674,598
Net asset value, redemption and offering price per share (1)	$27.65

(1)	A redemption fee of 1.00% is assessed against shares held for seven calendar days or less.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF OPERATIONS For the Year Ended June 30, 2022

INVESTMENT INCOME
Income
Dividends (net of withholding taxes of $5,926)	$1,682,969
Interest	3,919
Total investment income	1,686,888
Expenses
Advisory fees (Note 4)	843,385
12b-1 distribution fees - Class A (Note 5)	194,064
Administration fees (Note 4)	176,413
Transfer agent fees and expenses (Note 4)	76,778
Fund accounting fees (Note 4)	75,685
Federal and state registration fees	34,900
Audit fees	22,500
Custody fees (Note 4)	16,065
Chief Compliance Officer fee (Note 4)	15,000
Trustee fees and expenses	14,065
Reports to shareholders	10,560
Legal fees	8,308
Insurance expense	4,000
Other expenses	10,191
Total expenses before advisory fee waiver	1,501,914
Less: advisory fee waiver (Note 4)	(140,086)
Net expenses	1,361,828
Net investment income	325,060
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND REDEMPTION IN-KIND:
Net realized gain on investments	12,334,085
Net realized gain on redemption in-kind	2,602,073
Net change in unrealized appreciation/(depreciation) on investments	(24,815,762)
Net realized and unrealized loss on investments and redemption in-kind	(9,879,604)
Net decrease in net assets resulting from operations	$(9,554,544)

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2022	Year Ended June 30, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$325,060	$466,111
Net realized gain on investments	12,334,085	16,779,957
Net realized gain on redemption in-kind	2,602,073	2,056,507
Net change in unrealized appreciation/(depreciation) on investments	(24,815,762)	26,670,827
Net increase/(decrease) in net assets resulting from operations	(9,554,544)	45,973,402

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders - Class A	(6,755,514)	(7,721,418)
Net dividends and distributions to shareholders - Class I	(4,553,431)	(5,363,347)
Total distributions to shareholders	(11,308,945)	(13,084,765)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from net change in outstanding shares (a)	(1,731,793)	(83,627)
Total increase/(decrease) in net assets	(22,595,282)	32,805,010

NET ASSETS:
Beginning of year	134,045,289	101,240,279
End of year	$111,450,007	$134,045,289

(a)	A summary of share transactions can be found on the following page.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Class A
	Year Ended June 30, 2022		Year Ended June 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	42,712	$1,376,464	52,510	$1,505,927
Shares issued on reinvestments of distributions	197,336	6,368,045	269,210	7,265,985
Shares redeemed*	(321,243)	(10,258,516)	(358,376)	(10,296,889)
Net decrease	(81,195)	$(2,514,007)	(36,656)	$(1,524,977)

* Net of redemption fees of		$8		$—

	Class I
	Year Ended June 30, 2022		Year Ended June 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	204,716	$6,612,451	141,846	$4,087,570
Shares issued on reinvestments of distributions	129,464	4,172,615	187,316	5,048,183
Shares redeemed**	(309,008)	(10,002,852)	(257,040)	(7,694,403)
Net increase	25,172	$782,214	72,122	$1,441,350

** Net of redemption fees of		$5		$—

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class A

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$32.80	$24.99	$25.26	$26.01	$24.40

Income from investment operations:
Net investment income^	0.05	0.13	0.16	0.15	0.26
Net realized and unrealized gain/(loss) on investments	(2.29)	10.98	1.40	1.58	2.08
Total from investment operations	(2.24)	11.11	1.56	1.73	2.34

Less distributions:
From net investment income	(0.07)	(0.13)	(0.15)	(0.36)	(0.13)
From net realized gain on investments	(2.84)	(3.17)	(1.68)	(2.12)	(0.60)
Total distributions	(2.91)	(3.30)	(1.83)	(2.48)	(0.73)

Redemption fees retained	0.00 ^#	—	—	0.00 ^#	0.00 ^#

Net asset value, end of year	$27.65	$32.80	$24.99	$25.26	$26.01

Total return	-8.10%	47.29%	6.20%	7.71%	9.70%

Ratios/supplemental data:
Net assets, end of year (thousands)	$65,143	$79,939	$61,821	$70,763	$73,081
Ratio of expenses to average net assets:
Before fee waivers	1.26%	1.26%	1.30%	1.28%	1.27%
After fee waivers	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before fee waivers	0.04%	0.33%	0.48%	0.47%	0.90%
After fee waivers	0.15%	0.44%	0.63%	0.60%	1.02%
Portfolio turnover rate	15.60%	25.04%	22.69%	21.39%	32.14%

^ Based on average shares outstanding.

# Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class I

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$32.80	$24.99	$25.26	$26.06	$24.40

Income from investment operations:
Net investment income^	0.13	0.20	0.22	0.23	0.32
Net realized and unrealized gain/(loss) on investments	(2.29)	10.98	1.41	1.55	2.10
Total from investment operations	(2.16)	11.18	1.63	1.78	2.42

Less distributions:
From net investment income	(0.15)	(0.20)	(0.22)	(0.46)	(0.16)
From net realized gain on investments	(2.84)	(3.17)	(1.68)	(2.12)	(0.60)
Total distributions	(2.99)	(3.37)	(1.90)	(2.58)	(0.76)

Redemption fees retained	0.00 ^#	—	0.00 ^#	—	—

Net asset value, end of year	$27.65	$32.80	$24.99	$25.26	$26.06

Total return	-7.87%	47.65%	6.47%	7.96%	10.03%

Ratios/supplemental data:
Net assets, end of year (thousands)	$46,307	$54,106	$39,419	$41,261	$43,044
Ratio of expenses to average net assets:
Before fee waivers	1.01%	1.01%	1.05%	1.03%	1.02%
After fee waivers	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before fee waivers	0.29%	0.58%	0.73%	0.77%	1.14%
After fee waivers	0.40%	0.69%	0.88%	0.90%	1.26%
Portfolio turnover rate	15.60%	25.04%	22.69%	21.39%	32.14%

^ Based on average shares outstanding.

# Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2022

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers Class A and Class I shares. The Fund’s Class A shares and Class I shares commenced operations on August 11, 2008 and October 30, 2013, respectively. Class A shares are subject to a maximum front-end sales load of 3.50%, which decreases depending on the amount invested.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on the tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a last-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2022, Continued

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2022, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Distributable	Paid-in
Earnings	Capital
$(3,544,117)	$3,544,117

E.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 calendar days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

G.	Events Subsequent to the Fiscal Year End: In preparing the financial statements as of June 30, 2022, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2022, Continued

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, real estate investment trusts, and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2022, Continued

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$10,653,334	$—	$—	$10,653,334
Consumer Discretionary	11,026,624	—	—	11,026,624
Consumer Staples	6,495,839	—	—	6,495,839
Energy	4,462,812	—	—	4,462,812
Financials	12,221,689	—	—	12,221,689
Health Care	16,242,795	—	—	16,242,795
Industrials	11,276,822	—	—	11,276,822
Information Technology	25,762,169	—	—	25,762,169
Materials	4,130,263	—	—	4,130,263
Utilities	3,302,084	—	—	3,302,084
Total Common Stocks	105,574,431	—	—	105,574,431
REITs	3,629,782	—	—	3,629,782
Money Market Fund	2,791,681	—	—	2,791,681
Total Investments in Securities	$111,995,894	$—	$—	$111,995,894

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not currently enter into derivatives transactions. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2022, Continued

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Davidson Investment Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended June 30, 2022, the Fund incurred $843,385 in advisory fees. Advisory fees payable at June 30, 2022 for the Fund were $47,325.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividend on securities sold short and extraordinary expenses, Rule 12b-1 fees, and other class-specific expenses) do not exceed 0.90% of average daily net assets of the Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board’s review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended June 30, 2022, the Advisor reduced its fees and absorbed Fund expenses in the amount of $140,086. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

6/30/2023	6/30/2024	6/30/2025	Total
$161,102	$134,567	$140,086	$435,755

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended June 30, 2022 are disclosed in the statement of operations.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2022, Continued

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

The Distributor has advised the Fund that it has received $14,716 in front-end sales charges resulting from sales of Class A shares. For the year ended June 30, 2022, the Distributor paid commissions of $14,716 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. Additionally, DAD will receive all of the initial sales charges for purchases of Class A shares of the Fund without a dealer of record and the 1.00% charge on Class A shares redeemed within twelve months of purchase.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Class A shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended June 30, 2022, the 12b-1 distribution fees incurred under the Plan by the Fund’s shares are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $19,844,195 and $31,616,395, respectively. There were no purchases or sales of long-term U.S. Government securities.

For the year ended June 30, 2022, the proceeds from sales of securities, excluding short-term securities, includes securities redeemed in-kind of $5,602,762.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2022, Continued

NOTE 7 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At June 30, 2022, the Fund’s percentage of control ownership positions greater than 25% is as follows:

Percentage of Shares Held
D.A. Davidson & Co., Inc.	39.39%
D.A. Davidson & Co., Inc. FBO Customer	29.65%

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2022 and year ended June 30, 2021 was as follows:

	Year Ended June 30, 2022	Year Ended June 30, 2021
Ordinary income	$5,641,242	$1,821,826
Long-term capital gains	5,667,703	11,262,939

As of June 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$76,075,331
Gross tax unrealized appreciation	41,657,121
Gross tax unrealized depreciation	(5,736,558)
Net tax unrealized appreciation (a)	35,920,563
Undistributed ordinary income	180,071
Undistributed long-term capital gain	8,080,520
Total distributable earnings	8,260,591
Total accumulated earnings/(losses)	$44,181,154

(a) The difference between book-basis and tax-basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sales.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2022, Continued

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

●	Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

●	Small and Medium Companies Risk. Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

●	Foreign and Emerging Market Securities Risk. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. These risks are enhanced in emerging markets.

●	ETF and Mutual Fund Risk. When the Fund invests in a mutual Fund or ETF, it will bear additional expenses based on its pro rata share of the mutual fund’s or ETF’s operating expense, including the potential duplication of management fees. The risk of owning a mutual fund or ETF generally reflects the risks of owning the underlying securities the mutual fund or ETF holds. The Fund also will incur brokerage costs when it purchases ETFs.

NOTE 10 – OFFICERS

Michelle Sanville-Seebold resigned as Deputy Chief Compliance Officer effective May 27, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Davidson Multi-Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Davidson Multi-Cap Equity Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 26, 2022

Davidson Multi-Cap Equity Fund

NOTICE TO SHAREHOLDERS at June 30, 2022 (Unaudited)

For the year ended June 30, 2022, the Fund designated $5,641,242 as ordinary income and $5,667,703 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended June 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from net investment income designated as qualified dividend income for the Fund was 33.09%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2022 was 31.71%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 93.33%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-877-332-0529 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (age 62) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2017.	Partner and Head of Business Development Ballast Equity Management, LLC (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Joe D. Redwine (age 74) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC and its predecessors (May 1991 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Raymond B. Woolson (age 63) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board Trustee	Indefinite term; since January 2020. Indefinite term; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1

Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 20 portfolios), DoubleLine Opportunistic Credit Fund, DoubleLine Selective Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present.

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (age 53) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).

Cheryl L. King (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (October 1998 to present).

Kevin J. Hayden (age 51) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address and Age	Position Held with the Trust	Office and Length of Time Served	Principal Occupation During Past Five Years
Richard R. Conner (age 39) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).

Michael L. Ceccato (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bank Global Fund Services and Vice President, U.S. Bank N.A. (February 2008 to present).

Elaine E. Richards (age 54) 2020 East Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since September 2019.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).

Ryan Charles (age 43) 2020 East Financial Way, Suite 100 Glendora, CA 91741	Assistant Secretary	Indefinite term; since December 2021.	Assistant Vice President, U.S. Bank Global Fund Services (May 2021 to present); Chief Legal Officer and Secretary Davis Selected Advisers, L.P. (2004 to 2021).

Davidson Multi-Cap Equity Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

*	The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	As of June 30, 2022, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.
(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-332-0529.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor

Davidson Investment Advisors, Inc.

Davidson Building

8 Third Street North

Great Falls, Montana 59401 www.davidsonmutualfunds.com

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and

Fund Administrator

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered

Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Legal Counsel

Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, New York 10019

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP EQUITY FUND

ANNUAL REPORT

For the year ended

June 30, 2022

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.“Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions. There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2022	FYE 06/30/2021
Audit Fees	$18,900	$18,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/ Jeffrey T. Rauman
  Jeffrey T. Rauman, President/Chief Executive Officer/Principal
  Executive Officer

Date     9/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date     9/6/2022

By (Signature and Title)*  /s/Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date     9/7/2022

* Print the name and title of each signing officer under his or her signature.